RESTRICTED CASH	12 Months Ended
Dec. 31, 2024
Restricted Cash and Investments [Abstract]
RESTRICTED CASH	RESTRICTED CASH
Restricted cash includes cash deposited with a like-kind exchange (“LKE”) intermediary. In order to qualify for LKE treatment, the proceeds from real estate sales must be deposited with a third-party intermediary. These proceeds are accounted for as restricted cash until a suitable replacement property is acquired. In the event LKE purchases are not completed, the proceeds are returned to the Company after 180 days and reclassified as available cash. Additionally, restricted cash includes cash balances held in escrow as collateral for certain contractual obligations related to our Heartwood development project as well as cash held in escrow for real estate sales.
The following table provides a reconciliation of cash, cash equivalents and restricted cash in the Consolidated Balance Sheets that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows for the two years ended December 31:

	2024	2023
Restricted cash, current:
Restricted cash deposited with LKE intermediary	$19,366	—
Total restricted cash, current:	19,366	—

Restricted cash, non-current:
Restricted cash deposited with LKE intermediary	—	2
Restricted cash held in escrow	676	676
Total restricted cash, non-current:	676	678

Total restricted cash shown in the Consolidated Balance Sheets	20,042	678
Cash and cash equivalents	303,065	179,684
Total cash, cash equivalents and restricted cash from continuing operations shown in the Consolidated Statements of Cash Flows	$323,107	$180,362